PROSPECTUS
October  31,  2000

CALVERT  LARGE  CAP  GROWTH  FUND


About  the  Fund
2     Investment  Objective,  Strategy,  Past  Performance
5     Fees  and  Expenses
7     Investment  Practices  and  Risks
10     Shareholder  Advocacy  and  Social  Responsibility

About  Your  Investment
11     About  Calvert
11     Advisory  Fees
12     How  to  Buy  Shares
13     Choosing  a  Share  Class
15     Calculation  of  CDSC/Waiver
16     Distribution  and  Service  Fees
16     Account  Application
17     Important  -  How  Shares  are  Priced
17     When  Your  Account  Will  be  Credited
18     Other  Calvert  Group  Features
     (Exchanges,  Minimum  Account  Balance,  etc.)
20     Dividends,  Capital  Gains  and  Taxes
22     How  to  Sell  Shares
24     Exhibit  A  -  Reduced  Sales  Charges  (Class  A)
26     Exhibit  B-  Service  Fees  and  Other  Arrangements  with  Dealers

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert  Large  Cap  Growth  Fund
Investment  Objective
Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal  Investment  Strategies
The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. While the Fund has the flexibility to invest in companies of all sizes, typically 80% to 95% of the Fund has been invested in large U.S. companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time however, the Portfolio market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

Socially  Responsible  Investment  Criteria
Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All social criteria may be changed by the Board of Directors without shareholder approval.

Environment: The Fund will not invest in companies that have poor environmental records, including significant compliance and waste management problems. The Fund seeks to invest in companies that have strong programs that focus on reducing overall environmental impact. Further, the Fund will not invest in companies significantly engaged in nuclear power.

Labor Relations: The Fund will not invest in companies that have a record of employment discrimination, anti-union activities or provide unsafe workplaces. The Fund seeks to invest in companies that have a good record of labor relations, including strong diversity programs.

Product Safety: The Fund will not invest in companies that primarily engage in tobacco, alcohol, firearms or gambling. The Fund seeks to invest in companies that produce healthy and safe products and services.

Animal Welfare: The Fund will not invest in companies that abuse animals through methods of factory farming. The Fund seeks to invest in consumer product companies that demonstrate a reduction in the use of animal testing, if applicable.

Military Weapons: The Fund will not invest in companies that are primarily engaged in weapons contracting with the Department of Defense.

Community Relations: The Fund will not invest in companies that are not responsive to communities where they operate. The Fund seeks to invest in companies that are responsible citizens in these communities.

Human Rights: The Fund will not invest in companies that directly contribute to human rights violations worldwide. The Fund seeks to invest in companies that have adopted human rights standards in their overseas operations.

Indigenous Peoples Rights: The Fund will not invest in companies that are significantly engaged in a pattern and practice of violating the rights of indigenous people. The Fund seeks to invest in companies that are engaged in positive portrayals of Native Americans and other indigenous peoples.

With respect to U.S. government securities, the Fund invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Principal  Risks
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-  The  stock  market  goes  down
-  The  individual  stocks  in  the  Fund  do  not  perform  as well as expected
- The use of stock index futures and options could add to, rather than decrease risk

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar  Chart  and  Performance  Table*
The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Large Cap Growth Index. Class A, B, and C shares have an actual inception date of 10/31/00. However, Class I Shares have an inception date of 8/5/94. In the chart and table below, performance results before 10/31/00 are for Class I (without the assessment of any sales charge.) Because Class I had lower expenses, its performance was higher than Class A, B, or C would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's classes of shares offered by this prospectus will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the index and average used for comparison in the table.

* Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on October 31, 2000. Thus the following performance results for the Class I shares of the Calvert Large Cap Growth Fund reflect the performance of the Bridgeway
Social Responsibility Portfolio. Please note that current expenses for the Class I Shares of the Large Cap Growth Fund are capped at 0.90%, less than what they were for the Bridgeway Social Responsibility Portfolio and therefore, actual performance would have differed.

Year-by-Year  Total  Return

[INSERT  BAR  CHART  HERE]

     Best  Quarter  (of  periods  shown)     Q4  '99     40.66%
     Worst  Quarter  (of  periods  shown)    Q3  '98    (9.98)%

Average  Annual  Total  Returns  (as  of  December  31,  1999)
(with  maximum  sales  charge  deducted)

                                     1  year          5  year          10  year1
Calvert  Large  Cap  Growth  Fund     49.36%            31.77%              N/A
Lipper  Large  Cap  Growth  Index     34.82%            30.73%              N/A
S&P  500  Index                       21.03%            28.54%              N/A

Class A, B, and C Shares have not commenced operations and their performance is not shown above.
1 Since inception (8/31/94): Calvert Large Cap Growth Fund (Class I) 28.28%; Lipper Large Cap Growth Index 27.87%; and S&P 500 Index 25.95%. The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94.

Fees  and  Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Classes
                                               A        B        C      I

Shareholder  fees
Maximum  sales  charge
(load)  imposed  on  purchases               4.75%    None    None     None
Maximum  deferred  sales  charge  (load)     None2     5%3     1%4     None
(as a percentage of purchase or redemption proceeds, whichever is lower)

Annual  fund  operating  expenses1
Management  fees                              1.15%    1.15%  1.15%   1.05%
Distribution  and  service  (12b-1)  fees     0.25%    1.00%  1.00%    None
Other  expenses                               0.68%    1.22%  1.08%   0.56%
Total  annual  fund  operating  expenses      2.08%    3.37%  3.23%   1.61%
Fee waiver and/or expense reimbursement5      0.33%    0.62%  0.48%   0.46%
Net  Expenses6                                1.75%    2.75%  2.75%   1.15%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

- You invest $10,000 ($1,000,000 in the Institutional Class) in the Fund for the time periods indicated;
-     Your  investment  has  a  5%  return  each  year;  and
-     The  Fund's  operating  expenses  remain  the  same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                    Number  of  Years  Investment  is  Held
                                  1  Year               3  Years
Class  A                             $644                 $1,066
Class  B  (with  redemption)         $778                 $1,379
Class  B(no  redemption)             $278                   $979
Class  C  (with  redemption)         $378                   $950
Class  C  (no  redemption)           $278                   $950
Class  I                          $11,721                $46,304

Explanation  of  Fees  and  Expenses  Table
1 Expenses are based on estimates for the Fund's current fiscal year, unless otherwise indicated. Management fees include the subadvisory fees paid by the Fund to the Subadvisor. The subadvisory fees for the Fund are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index. Management fees also include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor.
2 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1% contingent deferred sales charge on shares redeemed within one year of purchase. See "How to Buy Shares - Class A."
3 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within six years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See "Calculation of Contingent Deferred Sales Charge." 4 A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."
5 The Advisor has agreed to limit annual fund operating expenses (net of any expense offset arrangements and exclusive of any performance fee adjustment) through November 1, 2001. The contractual expense cap is shown as "Net Expenses," this is the maximum amount of operating expenses that may be charged to the Fund through November 1, 2001. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. The Fund has an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.
6 The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and 0.90% for Class I, exclusive of any performance fee adjustment.

Investment  Practices  and  Risks
The most concise description of the Fund's risk profile is under the risk-return summary. The Fund is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of these other principal investments and techniques, along with their risks.

For each of the investment practices listed, the Fund's limitations are shown as a percentage of its assets and the principal types of risk involved. (See the pages following for a description of the types of risks).

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive positions, the Fund may not be able to achieve its investment objective. Risks: Opportunity.

Conventional  Securities
Stocks in General. The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

Foreign Securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. The Fund does not expect to own more than 10% of such securities. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. The Fund does not expect to own more than 20% of such securities, excluding any high social impact investments. Risks: Credit, Market, Interest Rate, Liquidity and Information.

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research.
Risks:  Credit,  Market,  Interest  Rate,  Liquidity  and  Information.

Illiquid securities. Securities which cannot be readily sold because there is no active market. The Fund does not expect to own more than 15% of such securities.
Risks:  Liquidity,  Market  and  Transaction.

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if they already own the security (if it is "covered"). The Fund does not expect to own more than 5% (based on net premium payments) of such securities. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. The Fund does not expect to own more than 5% of such securities. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

High  Social  Impact  Investments
High Social Impact Investments is a program that permits up to 1% of the Fund's assets to be targeted to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and may be deemed below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a difference in our communities. High Social Impact Investments are valued under the direction and control of the Fund's Board.

Special  Equities
The Fund has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital investments in small, untried enterprises. The Special Equities Committee of the Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk - they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Fund's Board.

The Fund has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities and short sales.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Types  of  Investment  Risk

Correlation  risk
This occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit  risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency  risk
Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Information  risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest  rate  risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage  risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity  risk
The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management  risk
The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market  risk
The risk securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity  risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political  risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction  risk
The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue  with  companies
Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and press for improvement on issues of concern.

Proxy  voting
As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder  resolutions
Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About  Calvert

Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 ("Calvert"), is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. Calvert is the investment advisor for over25 mutual fund portfolios, including the first and largest family of socially screened funds. As of June 30, 2000, Calvert had over $6.6 billion in assets under management.

Subadvisor  and  Portfolio  Manager
Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed the Fund (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994.

John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

The Fund has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory  Fees
The Fund's advisory agreement provides for the Fund to pay the Advisor a fee of 0.25% of the Fund's average daily net assets. In addition, the Fund's subadvisory agreement provides for the Fund to directly pay the Subadvisor a fee of 0.45% of the Fund's average daily net assets. The Subadvisor may earn (or have its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund exceeds or trails the index against which it is measured.

HOW  TO  BUY  SHARES

Getting  Started  -  Before  You  Open  an  Account
You  have  a  few decisions to make before you open an account in a mutual fund.

First,  decide  which  fund(s)  best  suit  your  needs  and  your  goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then  decide  which  class  of  shares  is  best  for  you.

You  should  make  this  decision  carefully,  based  on:
-  the  amount  you  wish  to  invest;
-  the  length  of  time  you  plan  to  keep  the  investment;  and
-  the  Class  expenses.

The Fund offers four different Classes (Class A, B, C and I). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class:

Choosing  a  Share  Class

Class  A:
Front-End  Sales  Charge

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.


Sales charge on each purchase of 4.75% or less, depending on the amount you invest.


Class  A  shares  have  an  annual  12b-1  fee  of  0.25%.

Class  A  shares  have  lower  annual  expenses  due  to  a  lower  12b-1  fee.


Purchases of Class A shares at NAV for accounts with $1 million or more will be subject to a 1% deferred sales charge for 1 year.

Class  B:  Deferred  Sales  Charge  for  6  years
For investors who plan to hold the shares at least 6 years. The expenses of this class are higher than Class A, because of the 12b-1 fee.


No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell.

Class  B  shares  have  an  annual  12b-1  fee  of  1%.

Your shares will automatically convert to Class A shares after 8 years, reducing your future annual expenses.

If you are investing more than $250,000, you should consider investing in Class A or C.

Class  C:  Deferred  Sales  Charge  for  1  year
For investors who are investing for at least one year, but less than six years. The expenses of this Class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class  C  shares  have  an  annual  12b-1  fee  of  1%.

Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.


If  you  are  investing  more  than  $1  million  you  should invest in Class I.

Class  I:
No  Sales
Charge
For  investors  who  are  investing  $1  million  or  more.



No  sales  charge.



No  annual  12b-1  fee.


Class  I  shares  have  low  annual
expenses.

Class  A
If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" means the NAV per share plus the front-end sales charge. If you invest more, the percentage rate of the sales charge will be lower. For example, if you invest more than $50,000, or if your cumulative purchases or the value in your account is more than $50,0001, then the sales charge is reduced to 3.75%.

Your  investment  in                    Sales Charge %           % of Amt.
Class  A  shares                     of offering price            Invested
Less  than  $50,000                              4.75%               4.99%
$50,000  but  not  more  than  $100,000          3.75%               3.90%
$100,000  but  not  more  than  $250,000         2.75%               2.83%
$250,000  but  not  more  than  $500,000         1.75%               1.78%
$500,000  but  not  more  than  $1,000,000       1.00%               1.01%
$1,000,000  and  over                            None2               None2

1 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase of Class A shares.
2 Purchases of Class A shares at NAV for accounts with $1,000,000 ($1 million) or more are subject to a one year CDSC of 1%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Class  B
If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first six years, you will have to pay a "contingent deferred" sales charge ("CDSC"). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges.

Time  Since  Purchase     CDSC %
1st  year                     5%
2nd  year                     4%
3rd  year                     4%
4th  year                     3%
5th  year                     2%
6th  year                     1%
After  6  years             None

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The  CDSC  on  Class  B  Shares  will  be waived in the following circumstances:

- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.1
- Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.2
- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal
Revenue  Code.
- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Directors.
- A single annual withdrawal under a systematic withdrawal plan of up to 10% of the shareholder's account balance.3

1 "Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.
2 The maximum amount subject to this waiver is based only upon the shareholder's Calvert Group retirement accounts.
3 This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

Class  C
If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Class  I
If you choose Class I, there is no sales charge, nor a Distribution Plan. The minimum initial investment is $1 million; the minimum subsequent investment is $25,000. Class I shares require a minimum account balance of $1 million. Purchases must be by bank wire.

Note  for  former  Bridgeway  Shareholders:
The minimum investment requirement for Class I shares is waived for shareholders opening accounts pursuant to the Agreement and Plan of Reorganization of the Bridgeway Social Responsibility Portfolio, with such reorganization occurring on October 31, 2000. For these shareholders, additional accounts or exchanges will not be honored in Class I. Any additional accounts must be established in Class A, B or C. Additionally, no additional services or automated features can be added to an existing account, they are only available in accounts established in Class A, B or C.

Distribution  and  Service  Fees  (For  Class  A,  B  and  C  only)
The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

The table below shows the maximum annual percentage payable under the distribution plan. The fees are based on average daily net assets of the particular Class.

Maximum  Payable  Under  Plan
Class  A     Class  B     Class  C
0.25%           1.00%        1.00%

NEXT  STEP  -  ACCOUNT  APPLICATION
Complete and sign an application for each new account. Please specify which class you wish to purchase. For more information, contact your financial professional or our sales department at 800-368-2748.

FOR  CLASS  A,  B  and  C
Minimum  to  open  an  account     Minimum  additional  investments
                $2,000                          $250

Please make your check payable to the Fund and mail it to the Fund's transfer agent at:

New  Accounts               Subsequent  investments
(include  application):          (include  investment  slip):
Calvert  Group               Calvert  Group
P.O.  Box  219544               P.O.  Box  219739
Kansas  City,  MO  64121-9544     Kansas  City,  MO  64121-9739

By  Registered,               Calvert  Group
Certified,  or               c/o  NFDS
Overnight  Mail               330  West  9th  Street
                    Kansas  City,  MO  64105-1807
FOR  CLASS  I
Minimum  to  open  an  account     Minimum  additional  investments
             $1  million                      $25,000

Wire  investments  to:          State  Street  Bank  and  Trust  Company
                    Boston  MA
                    ABA#  011000028
                    FBO:  Calvert  Large  Cap  Growth  Fund
                    Wire  Account  #99037657
                    Your  name  and  account  number

IMPORTANT  -  HOW  SHARES  ARE  PRICED
The price of shares is based on the Fund's net asset value ("NAV"). NAV is computed by adding the value of the Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. The NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but purchases cannot be received because the banks and post offices are closed.

The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN  YOUR  ACCOUNT  WILL  BE  CREDITED
Your purchase will be processed at the NAV next calculated after your order is received by the transfer agent in Kansas City, MO (see addresses on preceding page). All of your purchases must be made in U.S. dollars and indicate the Fund and Class. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt by the Transfer Agent. You should note that the share price may change during this period. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments will be charged a fee of $5 payable to the Fund. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

OTHER  CALVERT  GROUP  FEATURES

Calvert  Information  Network
For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

Account  Services
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert  Money  Controller
Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares may be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET to receive that day's price. You may request this service on your initial account application. Calvert Money Controller transactions returned by your bank will incur a $25 charge.

Telephone  Transactions
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions and established bank instructions on your account, when opened or at a later date by a signature guaranteed letter. You receive telephone privileges automatically when you open your account unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Calvert will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any confirmations or account statements that we send to you. Make sure to contact Calvert immediately about any transaction you believe to be unauthorized.

Calvert reserves the right to refuse a telephone redemption if the caller is unable to provide:
-     The  account  number.
-     The  name  and  address  exactly  as  registered  on  the  account.
- The primary Social Security or employer identification number as registered on the account.

Please note that Calvert will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

Exchanges
Calvert Group offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your financial professional or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one Calvert Group mutual fund to another at no additional sales charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before  you  make  an  exchange,  please  note  the  following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares  may  only  be  exchanged for shares of the same class of another Calvert
Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Bank  Holidays
On any day Calvert Group is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day) exchange requests into or out of a money market fund will be priced at the next-determined NAV, but will not receive any dividend in the money market fund until the next day the Fund's custodian bank is open.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Electronic  Delivery  of  Prospectuses  and  Shareholder  Reports
You may request to receive electronic delivery of prospectuses and annual and semi annual reports.

Combined  General  Mailings  (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. You may request further grouping of accounts to receive fewer mailings. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special  Services  and  Charges
The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a financial intermediary.

Minimum  Account  Balance
Please maintain a balance in each of your Fund accounts of at least $1,000 per class. If the balance in your account falls below the minimum during a month, a fee of $$1 per month may be charged to your account. If the balance in your account falls below the minimum during a month, your account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum, and will be closed or charged if the balance is not brought up to the required minimum amount within 30 days.

DIVIDENDS,  CAPITAL  GAINS  AND  TAXES

The Fund pays dividends from its net investment income annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend  Payment  Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash by check or by Calvert Money Controller (or by wire for Class I shares). Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in the same share class of any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the

US Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying  a  Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date
("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal  Taxes
In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other  Tax  Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer  Identification  Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW  TO  SELL  SHARES
You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase may be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Your shares will be redeemed at the NAV next calculated (less any applicable CDSC) after your redemption request is received by the transfer agent in good order (see below). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Request  in  "Good  Order"
All redemption requests must be received by the transfer agent in "good order." This means that your request must include:

-     The  Fund  name  and  account  number
-     The  amount  of  the  transaction  (in  dollars  or  shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-     Signature  guarantees  (if  required).*
-     Any  supporting  legal  documentation  that  may  be  required.
-     Any  outstanding  certificates  representing  shares  to  be  redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Follow these suggestions to ensure timely processing of your redemption request:

By  Telephone
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. See "Other Calvert Group Features - Telephone Transactions."

Written  Requests
For  Class  A,  B  and  C,  mail  to:     Calvert  Group,
                    P.O.  Box  219544,
                    Kansas  City,  MO  64121-9544

For  Class  I,  mail  to:          Calvert  Institutional  Marketing  Group,
                    4550  Montgomery  Avenue,  Suite  1000N,
                    Bethesda,  Maryland  20814

Your letter should include your account number and Fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic  Check  Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations  and  Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)) with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through  your  Dealer
Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert Group and may charge you for services provided.

EXHIBIT  A
REDUCED  SALES  CHARGES  (CLASS  A  ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights  of  Accumulation  can  be  applied  to  several  accounts
Class A sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group1 upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

1  A  "qualified  group"  is  one  which:
1.  has  been  in  existence  for  more  than  six  months,  and
2.  has  a  purpose  other  than  acquiring  shares  at  a  discount,  and
3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

Letter  of  Intent
If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k) There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase, (i) Calvert Group has been notified in writing that the 403(b) or 401(k) plan has at least 200 eligible employees and is not sponsored by a K-12 school district, or (ii) the cost or current value of shares a 401(k) plan has in Calvert Group Funds (except money market funds) is at least $1 million.

Neither the Fund, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administra-tors should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Other  Circumstances
There is no sales charge on shares of any fund of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor; (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or
(c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Group Funds You may prearrange to have your dividends and capital gain distributions from any Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases  made  at  NAV
If you make a purchase at NAV, you may exchange that amount to another Calvert Group Fund at no additional sales charge.

Reinstatement  Privilege
If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

EXHIBIT  B
SERVICE  FEES  AND  ARRANGEMENTS  WITH  DEALERS

Calvert Distributors, Inc., the Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class B and C), when you purchase shares. CDI also pays dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

Maximum  Commission/Service  Fees

Class  A          Class  B*          Class  C**
4.00%/0.25%       4.00%/0.25%       1.00%/1.00%

*     Class  B  service  fee  begins  to  accrue  in  the  13th  month.
**     Class  C  pays dealers a service fee of 0.25% and additional compensation of  0.75%  for  a  total  of  1.00%.  Begins  to  accrue  in  the  13th  month.

Occasionally, CDI may reallow to dealers the full front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or educational trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI pays dealers a finder's fee on shares purchased at NAV in accounts with $1 million or more. The finder's fee is 1% of the NAV purchase amount on the first $2 million, 0.80% on $2 to $3 million, 0.50% on $3 to $50 million, 0.25% on $50 to $100 million, and 0.15% over $1 million. If a finder's fee is paid, then the service fee begins in the 13th month after purchase. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To  Open  an  Account:
800-368-2748

Performance  and  Prices:
www.calvert.com

Service  for  Existing  Accounts:
Shareholders  800-368-2745
Brokers  800-368-2746

TDD  for  Hearing-Impaired:
800-541-1524

Branch  Office:
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

Registered,  Certified  or
Overnight  Mail:
Calvert  Group
c/o  NFDS
330  West  9th  Street
Kansas  City,  MO  64105

PRINCIPAL  UNDERWRITER
Calvert  Distributors,  Inc.
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert  Group
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

Telephone:  1-800-368-2745

Calvert  Group  Web-Site
www.calvert.com

You can review information about the Fund at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment  Company  Act  File  No.:  811-10045